Exhibit 10.51

SPECIAL WARRANTY DEED

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS THAT:
COUNTY OF COLLIN	§

TOLL ROAD TEXAS LAND COMPANY, L.P., a Texas limited partnership (“Grantor”), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00), and the further consideration of Grantee’s execution and delivery of a promissory note of even date in the original principal sum of $1,650,000.00, payable to the order of Grantor as therein provided, being secured by a Vendor’s Lien retained in this Deed and by a Deed of Trust of even date from Grantee to Bryan Perkins, Trustee, the receipt and sufficiency of which is hereby acknowledged and confessed, has GRANTED, SOLD and CONVEYED and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY to DALLAS S & W, L.P., a Texas limited partnership (“Grantee”), the real property described on Exhibit “A” attached hereto, which real property is situated in Dallas County, Texas.

TOGETHER WITH, all and singular, the rights, benefits, privileges, easements, tenements, hereditaments, appurtenances and interests thereon or in anywise appertaining thereto and with all improvements located thereon, including any right, title or interest of Grantor in and to strips or gores, adjacent streets, alleys and rights-of-way (said lot and, rights, benefits, privileges, easements, tenements, hereditaments, appurtenances, improvements and interests being hereinafter referred to as the “Property”).

This conveyance is made subject to the encumbrances and exceptions (“Permitted Exceptions”) described in Exhibit “B” attached hereto and incorporated herein by reference for all purposes, but only to the extent they affect or relate to the Property.

TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions as aforesaid, unto Grantee, and Grantee’s successors and assigns, forever; and Grantor does hereby bind Grantor, and Grantor’s successors and assigns, to WARRANT and FOREVER DEFEND, all and singular, the Property, subject to the Permitted Exceptions, unto Grantee, and Grantee’s successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through, or under Grantor, but not otherwise.

The vendor’s lien against and superior title to the Property are retained until the above-described $1,650,000.00 promissory note is fully paid according to its terms, at which time this deed shall become absolute.

EXECUTED on the fourth day of October, 2002.

GRANTOR:

TOLL ROAD TEXAS LAND COMPANY, L.P., a Texas limited partnership

By: Tollway Land Company, L.L.C., a Washington limited liability company, its General Partner

By:	/s/ Calvin C. Chandler
Name:	Calvin C. Chandler
Its:	Manager

STATE OF WASHINGTON	§
§
COUNTY OF PIERCE	§

Before me Timothy L. Bunch, a notary public, on this day personally appeared Calvin C. Chandler, the Manager of Tollway Land Company, L.L.C., a Washington limited liability company, in its capacity as the general partner of Toll Road Texas Land Company, L.P., a Texas limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed on behalf of said company and limited partnership.

Given under my hand and the seal of office this 4th day of October, 2002.

Timothy L. Bunch

Notary Public, State of Washington

(SEAL)

When recorded, return to:

Fielder F. Nelms

Hallett & Perrin, P.C.

2001 Bryan Tower, Suite 3900

Dallas, Texas  75201

EXHIBIT “A”

Legal Description

Lot 8, Block C/8763, of Greenway Addition, an addition to the City of Dallas, Texas, according to the Map thereof recorded in Volume J, Page 599, of the Map Records of Collin County, Texas, more particularly described on Exhibit A-1 attached hereto.

EXHIBIT A-1

Metes and Bounds Legal Description

BEING that certain lot, tract or parcel of land situated in the McGimp-Bays  Survey, Abstract No. 65, Collin County, Texas and being all Lot 8, Block C/8763 of the GREENWAY ADDITION, an addition to the City of Dallas, according to the plat thereof recorded in Cabinet “J”, Page 599 of the Map Records of Collin County, Texas and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod found at a corner clip at the intersection of the northerly right-of-way of Old Bent Tree Lane (a 56 foot right-of-way) and the easterly right-of-way of Dallas Parkway (a variable width right-of-way);

THENCE along the easterly right-of-way of said Dallas Parkway, North 45 deg. 11 min. 20 sec. West, a distance of 22.72 feet to a 1/2 inch iron rod found for corner at the southwest corner of Lot 7 of said GREENWAY ADDITION and a common corner of said Lot 8;

THENCE departing the easterly right-of-way of said Dallas Parkway, North 88 deg. 49 min. 38 sec. East, a distance of 48.51 feet to a 1/2 inch iron rod found for corner at the southeast corner of said Lot 7 and a common corner said Lot 8;

THENCE North 01 deg. 17 min. 24 sec. East, a distance of 20.02 feet to a 1/2 inch iron rod found for corner at the northeast corner of said Lot 7 and a common corner of said Lot 8;

THENCE South 88 deg. 49 min. 38 sec. West, a distance of 50.65 feet to a 1/2 inch iron rod found for corner at the northwest corner of said Lot 7 and a common corner of said Lot 8, same being in the easterly right-of-way of aforesaid Dallas Parkway, and being at the beginning of a non-tangent curve to the right;

THENCE along the easterly right-of-way of said Dallas Parkway, 249.28 feet along the arc of said non-tangent curve to the right, said curve having a radius of 4,768.42 feet, a delta angle of 02 deg. 59 min. 43 sec., and a chord which bears North 02 deg. 01 min. 45 sec. East, a distance of 249.25 feet to a 1/2” iron rod found for corner at the northwest corner of said Lot 8, and being at the southwest corner of Lot 9 of said GREENWAY ADDITION;

THENCE departing the easterly right-of-way said Dallas Parkway, North 89 deg. 21 min. 12 sec. East, at a distance of 359.61 feet passing the west line of a  28 foot Access & Utility Easement of record in Volume 1705, Page 919, Volume 1657, Page 148 and Volume 1716, Page 326 of the Deed Records of Collin County,  Texas (D.R.C.C.T.) and continuing on a total distance of 387.61 feet to a survey marker nail set for corner in the easterly line of said Access & Utility Easement, same being at the southeast corner of said Lot 9 and the northeast  corner of said Lot 8, and being in the centerline of a private 56 foot drive (Parkway Lane) ;

THENCE along the centerline of said Parkway Lane and the easterly line of a said 28 foot Access & Utility Easement, South 00 deg. 22 min. 07 sec. East, a distance 285.55 feet to a P.K. nail found for corner at the southeast corner of said Lot 8, same being at the intersection of said centerline, with the northerly right-of-way of aforesaid Old Bent Tree Lane;

THENCE along the northerly right-of-way line of said Old Bent Tree Lane, South  89 deg. 24 min. 43 sec. West, a distance of 380.46 feet to the POINT OF  BEGINNING and CONTAINING 111,388 SQUARE FEET or 2.5571 ACRES OF LAND, more or less.

EXHIBIT “B”

Permitted Exceptions

1.               Restrictive covenants recorded in Volume 1493, Page 536, Land Records of Collin County, Texas.

2.               Easement to the City of Dallas, dated 09/29/1982, filed 05/20/1983, recorded in Volume 1657, Page 148, Land Records of Collin County, Texas.  And as shown on plat recorded in Volume J, Page 599, Map Records, Collin County, Texas.

3.               Easement to the City of Dallas, dated 09/29/1982, filed 08/18/1983, recorded in Volume 1716, Page 326, Land Records of Collin County, Texas.  And as shown on plat recorded in Volume J, Page 599, Map Records, Collin County, Texas.

4.               15’ sanitary sewer easement as shown on the plat recorded in Volume J, Page 599, Map Records of Collin County, Texas.

5.               Easement to Oncor Electric Delivery Company, dated 03/21/2002, filed 05/17/2002, recorded in Volume 5171, Page 3450, Land Records of Collin County, Texas.

6.               Undivided 1/2 interest in oil, gas and other minerals, without the right of surface entry,  described in instrument filed 01/16/1980, recorded in Volume 1225, Page 612, Land Records of Collin County, Texas.

7.               Easement Agreement dated 08/02/1983 among Jerry Stone, Jr., Aron B. Vatz and Parkway Lane Condominium Homeowners Association, Inc. filed 08/04/1983, recorded in Volume 1705, Page 919, Land Records, Collin County, Texas and as shown on plat recorded in Volume J, Page 599, Land Records, Collin County, Texas.

8.               Easement Agreement, dated 10/01/1996, between Greenway-Tollway, L.P. and John Q. Hammons, Trustee, filed 10/03/1996, under cc# 96-0086066, Land Records, Collin County, Texas.

9.               Platting Agreement, dated 10/01/1996, between Greenway-Tollway, L.P. and John Q. Hammons, Trustee, filed 10/03/1996, under cc# 96-0086065, Land Records, Collin County, Texas.

10.         Standby fees, taxes and assessments by any taxing authority for the year 2002, and subsequent years.